1© 2023 Laureate Education, Inc. First Quarter 2023 Earnings Presentation May 4, 2023 Exhibit 99.2

2© 2023 Laureate Education, Inc. This presentation includes statements that express Laureate’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results and therefore are, or may be deemed to be, ‘‘forward-looking statements’’ within the meaning of the federal securities laws, which involve risks and uncertainties. Laureate’s actual results may vary significantly from the results anticipated in these forward-looking statements. You can identify forward-looking statements because they contain words such as ‘‘believes,’’ ‘‘expects,’’ ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘seeks,’’ ‘‘approximately,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘estimates’’ or ‘‘anticipates’’ or similar expressions that concern our strategy, plans or intentions. All statements we make relating to guidance (including, but not limited to, total enrollments, revenues, and Adjusted EBITDA), and all statements we make relating to our current growth strategy and other future plans, strategies or transactions that may be identified, explored or implemented and any litigation or dispute resulting from any completed transaction are forward- looking statements. In addition, we, through our senior management, from time to time make forward-looking public statements concerning our expected future operations and performance and other developments. All of these forward-looking statements are subject to risks and uncertainties that may change at any time, including with respect to our current growth strategy and the impact of any completed divestiture or separation transaction on our remaining businesses. Accordingly, our actual results may differ materially from those we expected. We derive most of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Important factors that could cause actual results to differ materially from our expectations are disclosed in our Annual Report on Form 10-K filed with the SEC on February 23, 2023, our subsequent Quarterly Reports on Form 10-Q filed, and to be filed, with the SEC and other filings made with the SEC. These forward-looking statements speak only as of the time of this release and we do not undertake to publicly update or revise them, whether as a result of new information, future events or otherwise, except as required by law. In addition, this presentation contains various operating data, including market share and market position, that are based on internal company data and management estimates. While management believes that our internal company research is reliable and the definitions of our markets which are used herein are appropriate, neither such research nor these definitions have been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources, including those discussed under “Industry and Market Data” in Laureate’s filings with the SEC. Forward Looking Statements

3© 2023 Laureate Education, Inc. In addition to the results provided in accordance with U.S. generally accepted accounting principles (GAAP) throughout this presentation, Laureate provides the non-GAAP measurements of Adjusted EBITDA and its related margin, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow. We have included these non-GAAP measurements because they are key measures used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. Adjusted EBITDA consists of income (loss) from continuing operations, adjusted for the items included in the accompanying reconciliation. The exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of our core business. Additionally, Adjusted EBITDA is a key input into the formula used by the compensation committee of our board of directors and our Chief Executive Officer in connection with the payment of incentive compensation to our executive officers and other members of our management team. Accordingly, we believe that Adjusted EBITDA and Adjusted EBITDA margin, which is calculated by dividing Adjusted EBITDA by revenue, provide useful information to investors and others in understanding and evaluating our operating results in the same manner as our management and board of directors. Adjusted EBITDA to Unlevered Free Cash Flow Conversion consists of Unlevered Free Cash Flow (which is defined as cash flows from operating activities, less capital expenditures, plus net cash interest expense) divided by Adjusted EBITDA. Adjusted EBITDA to Unlevered Free Cash Flow provides useful information to investors and others in understanding and evaluating our ability to generate cash flows. Total debt, net of cash and cash equivalents (or net debt) consists of total gross debt, less total cash and cash equivalents. Net debt provides a useful indicator about Laureate’s leverage and liquidity. Free Cash Flow consists of operating cash flow minus capital expenditures. Free Cash Flow provides a useful indicator about Laureate’s ability to fund its operations and repay its debt. Laureate’s calculations of Adjusted EBITDA and its related margin, Adjusted EBITDA to Unlevered Free Cash Flow Conversion, total debt, net of cash and cash equivalents (or net debt), and Free Cash Flow are not necessarily comparable to calculations performed by other companies and reported as similarly titled measures. These non-GAAP measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. Adjusted EBITDA and Free Cash Flow are reconciled from their respective GAAP measures in the attached tables “Non-GAAP Reconciliation”. We evaluate our results of operations on both an as reported and an organic constant currency basis. The organic constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates, acquisitions and divestitures, and other items. We believe that providing organic constant currency information provides valuable supplemental information regarding our results of operations, consistent with how we evaluate our performance. We calculate organic constant currency amounts using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local- currency operating results for the current period, and then exclude the impact of acquisitions and divestitures and other items described in the accompanying presentation. . Presentation of Non-GAAP Measures

4© 2023 Laureate Education, Inc. SUMMARY OVERVIEW Note: Throughout this presentation amounts may not sum to totals due to rounding

5© 2023 Laureate Education, Inc. Executive Summary  Strong New Enrollment results for cycle one intake ‒ New Enrollments up 17% vs Q1 prior year ‒ Total Enrollments up 8% vs Q1 prior year  First quarter Revenue & Adjusted EBITDA ahead of guidance  Net Loss of $27M in Q1 during seasonally low quarter; $18M improvement vs prior year period  Increasing full-year 2023 guidance on favorable FX rates & strength of Q1 results ‒ Revenue and Adjusted EBITDA now expected to grow 14% and 19%, respectively, Vs. 20221 (up 9% and 14%, respectively, on an organic constant currency basis 2)3 +17% Growth in New Enrollments During First Quarter Cycle One Intake Increasing Full Year Guidance (1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 18.15 & PEN 3.78 for May through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded. (2) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. (3) At mid-point of 2023 guidance provided.

Strategic Priorities for 2023 & Beyond[1]

Priority	Objective	Target Profile: Within Next 3-5 years	
Growth	Sustainably lift organic revenue growth rate from drivers identified on the following page	Total Enrollment CAGR:	5% - 7%
		Revenue CAGR (FXN):	8% - 10%
Digital Penetration	Leverage leadership in Online and Hybrid delivery for capital light growth	% Hours Taught Online:	40% - 60%
		Capex as % Revenue:	<5%
Operational Excellence	Expand margins through Mexico optimization & efficient corporate structure	Adjusted EBITDA CAGR (FXN):	Low Teens
		Adjusted EBITDA Margin:	30%+
		Adjusted EBITDA to Unlevered FCF Conversion[2]:	50%
Academic Excellence	Commitment to leadership in educational quality and innovation	Leading academic offerings; key accreditations, recognition and outcomes	

Focused Growth Agenda with Operational and Academic Excellence

(1) As provided on February 23, 2023.
(2) Unlevered Free Cash Flow (FCF) defined as Cash From Operations, less capital expenditures, plus net cash interest expense. Adjusted EBITDA to Unlevered Free Cash Flow Conversion defined as Unlevered Free Cash Flow divided by Adjusted EBITDA.

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7© 2023 Laureate Education, Inc. Multiple Drivers for Revenue Growth1 Majority of Growth Initiatives are Capital Light Given Digital Focus All Growth Investments to be Funded by Internal Cash Flow Generation Revenue Growth Targets Over Next 3-5 Years New CampusesPre - Pandemic Organic Trends EdTech Products & Adjacent Revenue Online Expansion / Digital Program Expansion Targeted Future Revenue Growth Phase I Priorities Phase II Priorities 5% - 7% 8% - 10% (1) As provided on February 23, 2023.

8© 2023 Laureate Education, Inc. COMPELLING INVESTMENT CHARACTERISTICS

9© 2023 Laureate Education, Inc. Mexico Peru Combined Population (M) 129M 32M 161M Higher Education Students (000s) 5,058 1,811 6,869 Higher Education Gross Participation Rate1 34%2 52%2 37% Market Share for Private Institutions3 42% 73% 53% Large Markets with Low Penetration Rates in Higher Education Sources: UNESCO, World Bank, Secretaría de Educación Pública (Mexico), Superintendencia Nacional de Educación Superior Universitaria (Peru), Ministry of Education of Peru. Data as of year-end 2021. Attractive Markets with Strong Growth Opportunities Fueled by Increasing Participation Rates (1) Defined as total enrollments as compared to 18-24 year old population; European Union (EU) is based on management estimate. (2) Includes 12% participation in Technical/Vocation institutions in Peru, 1% in Mexico. (3) Private institution market share in higher education; for Mexico and Combined includes all states in which UVM or UNITEC have operations (total private market share for all of Mexico is 36%); for Peru based on total country. U.S. E.U. 62% 54%

Leading University Portfolio in Mexico & Peru

Country	Brand		Founded	Enrollment @ 3/31/23	Market Segment	QS Stars™ Overall	Ratings / Rankings
Mexico	UVM LAUREATE INTERNATIONAL UNIVERSITIES Universidad del Valle de México (UVM)		1960	99,200	Premium/ Traditional	★★★★	▪ Ranked Top 10 university in Mexico ▪ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness
Mexico	UNITEC Universidad Tecnológica de México Universidad Tecnológica de México (UNITEC)		1966	114,700	Value/ Teaching	★★★	▪ Largest private university in Mexico ▪ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness
Peru	Universidad Peruana de Ciencias Aplicadas (UPC)		1994	75,100	Premium/ Traditional	★★★★	▪ Ranked Top 5 university in Peru ▪ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness
Peru	UPN UNIVERSIDAD PRIVADA DEL NORTE Universidad Privada del Norte (UPN)		1994	125,200	Value/ Teaching	★★★★	▪ 3rd largest private university in Peru ▪ 5-Stars rated by QS Stars™ in categories of Employability & Inclusiveness
Peru	CIBERTEC CIBERTEC		1983	23,700	Technical/ Vocational		▪ 2nd largest private technical / vocational institute in Peru

Operating Leading Brands in Attractive Market Segments

Sources: QS Stars™, Guía Universitaria (UVM), AmericaEconomia (UPC)

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11© 2023 Laureate Education, Inc. Q1 2023 PERFORMANCE RESULTS

2023 First Quarter – Financial Summary

($ in millions) (Enrollments rounded to the nearest thousand)	Q1 '23 Results	Variance Vs. Q1 '22 As Reported	Variance Vs. Q1 '22 Organic/CC[1]	Notes
New Enrollment	95K	17%	17%	• Primary intake for Peru: +14% • Secondary intake for Mexico: +22%
Total Enrollment	438K	8%	8%	• Mexico +9%, Peru +8% • Driven by new enrollment growth
Revenue	$251	20%	12%	• Enrollment growth and price/mix
Adj. EBITDA	$33	23%	3%	• Growth and productivity gains offset by return to campus expenses during a largely out of session quarter
Adj. EBITDA margin	13.3%	35 bps	(103 bps)	• Impacted by return to campus costs during a largely out of session quarter

Strong Q1 Intake Driving Growth in Revenue
Q1 Margin Impacted By Return to Campus Expenses

(1) Organic Constant Currency (CC) results exclude the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets.

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13© 2023 Laureate Education, Inc. SEGMENT RESULTS

14© 2023 Laureate Education, Inc. (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Mexico Segment Results Q1 Results Notes ($ in millions) (Enrollments rounded to the nearest thousand) Q1 ’23 Organic/CC Vs. Q1 ’22 (1) New Enrollment 38K 22% • Strong results during secondary intake cycle; primary intake for Mexico will occur in September Total Enrollment 214K 9% • Driven by new enrollment and strength of primary intake in Fall 2022 Revenue $182 16% • Enrollment growth and favorable price/mix Adj. EBITDA $49 17% • Strong growth and productivity gains, partially offset by return to face-to-face classes at campuses Adj. EBITDA margin 26.9% 26 bps • Productivity gains, partially offset by return to campus expenses Strong Secondary Intake and Continued Improvements in Profitability

15© 2023 Laureate Education, Inc. Peru Segment Results (1) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Q1 Results Notes ($ in millions) (Enrollments rounded to the nearest thousand) Q1 ’23 Organic/CC Vs. Q1 ’22 (1) New Enrollment 56K 14% • Continued strong growth in new enrollment during primary intake cycle Total Enrollment 224K 8% • Driven by new enrollment volume Revenue $69 6% • Enrollment growth and favorable price/mix, partially offset by lower summer classes vs prior year (prior year benefited from COVID catch-up) Adj. EBITDA ($6) n.m. • Largely out of session for Q1 (summer period) with fixed costs • Includes costs for return to face-to-face classes at campuses Adj. EBITDA margin (9.4%) n.m. • Largely out of session for Q1 (summer period) +14% Growth in New Enrollments During Primary Intake Cycle First Quarter is a Seasonally Low Revenue & Earnings Period

16© 2023 Laureate Education, Inc. OUTLOOK

17© 2023 Laureate Education, Inc. Continued Growth Momentum Expected for FY 2023 2023 Outlook – Executive Summary  Market dynamics remain favorable for the private Higher Education sector in Mexico & Peru; digital education accelerating  2023 Revenue growth is now expected at 14%-15% Vs. 20221 (up 9%-10% on an organic constant currency basis2)  2023 Adjusted EBITDA growth is now expected at 17%-20% Vs. 20221 (up 13%-15% on an organic constant currency basis2)  Adjusted EBITDA Margin accretion still expected to be 100bps (despite annualization impact of return to campus expenses) driven by Mexico performance improvements and efficiencies in our corporate structure3  Adjusted EBITDA to Unlevered Free Cash Flow Conversion still expected to be in low-mid 40% range (1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 18.15 & PEN 3.78 for May through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. (2) Organic Constant Currency (CC) Operations excludes the period-over-period impact from currency fluctuations (if applicable), acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. (3) At mid-point of 2023 guidance provided.

18© 2023 Laureate Education, Inc. 2023 FY Outlook - Updated (1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 18.15 & PEN 3.78 for May through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. Increasing Guidance to Reflect Favorable FX Rates and Strong Q1 Intake ($ in millions) (Enrollments in thousands) Prior FY 2023 Outlook Change (mid-pt) Current FY 2023 Outlook (1) Total Enrollment 447K - 455K - 447K - 455K Revenue $1,372 - $1,397 +$35 $1,412 - $1,427 Adjusted EBITDA $387 - $397 +$10 $398 - $406

19© 2023 Laureate Education, Inc. 2023 Outlook (At Mid-Point)1 Strong Top Line Growth With Continued Margin Expansion (1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 18.15 & PEN 3.78 for May through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded. Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA or its related margin to projected net income or its related margin without unreasonable effort. Total Enrollment (000s) Revenue ($M) Adjusted EBITDA ($M) 423 451 2022A 2023E +7% $1,242 $1,420 2022A 2023E +14% 2023E2022A $339 $402 +19% Adjusted EBITDA Margin % 2022A 2023E 28.3% 27.3% 100 bps

20© 2023 Laureate Education, Inc. Q2 2023 Guidance Details Note: An outlook for Q2 2023 net income and reconciliation of the forward-looking Q2 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort. (1) Based on actual FX rates for April, and spot FX rates (local currency per US dollar) of MXN 18.15 & PEN 3.78 for May through June 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded. ($ in millions) Q2 2023 Outlook (1) Revenue $433 - $440 Adjusted EBITDA $147 - $151 Continued Revenue Growth Momentum Expected in the Second Quarter Q2 Adjusted EBITDA Includes Final Material Annualization of Return to Campus Expenses

21© 2023 Laureate Education, Inc. APPENDIX

22© 2023 Laureate Education, Inc. Q1 ’23 B / (W) Vs. Q1 ’22 Notes ($ in millions) Reported $ % Adjusted EBITDA 33 6 23% Depreciation & Amort. (17) (2) (16%) Interest Expense, net (4) (2) n.m. • Net leverage <0.5x Impairments - - n.m. Other (30) (21) n.m. • FX translation loss Income Tax (10) 38 79% • Prior year included discrete tax expenses Income/(Loss) From Continuing Operations (27) 19 41% Discontinued Operations (Net of Tax) - (1) n.m. Net Income / (Loss) (27) 18 40% Income from Continuing Operations Improved Versus Prior Year 2023 First Quarter – Net Income Reconciliation

23© 2023 Laureate Education, Inc. Capitalization at 3/31/2023  Total current shares outstanding of 157M shares as of March 31st Strong Balance Sheet Position ($ in millions) Total Company as of 3/31/23 Gross Debt $266 Less: Cash & Cash Equivalents ($131) Net Debt $136

2023 Full Year Guidance Details

($ in millions) (Enrollments rounded to the nearest thousand)	Total Enrollment	Revenues	Adj. EBITDA
2022 FY Results Adjusted	423K	$1,242	$339
Organic Growth	24K - 32K	$110 - $125	$44 - $52
Organic Growth %	6% - 7%	9% - 10%	13% - 15%
2023 FY Guidance (Constant Currency)	447K - 455K	$1,352- $1,367	$383 - $391
FX Impact (spot FX) (1)		$60	$15
2023 FY Guidance (@ spot FX) (1)	447K - 455K	$1,412 - $1,427	$398 - $406
As Reported Growth %	6% - 7%	14% - 15%	17% - 20%

Strong Top Line Growth With Continued Margin Expansion

(1) Based on actual FX rates for January through April, and spot FX rates (local currency per US dollar) of MXN 18.15 & PEN 3.78 for May through December 2023. FX impact may change based on fluctuations in currency rates in future periods. Data shown and growth rates are based on mid-point of 2023 guidance. Amounts presented in whole numbers may be rounded.

Note: An outlook for 2023 net income and reconciliation of the forward-looking 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

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Q2 2023 Guidance Details

($ in millions)	Q2 Guidance	
	Revenues	Adj. EBITDA
2022 Q2 Results As Reported	$385	$144
Timing Impact Intra-Year (academic calendar)	$3	$2
2022 Q2 Results Adjusted	$388	$146
Organic Growth	$38 - $45	$1 - $5
Organic Growth %	10% - 12%	1% - 3%
2023 Q2 Guidance (Constant Currency)	$426 - $433	$147 - $151
FX Impact (spot FX) (1)	$7	-
2023 Q2 Guidance (@ spot FX) (1)	$433 - $440	$147 - $151
As Reported Growth %	12% - 14%	2% - 5%

Continued Revenue Growth Momentum Expected in the Second Quarter
Q2 Adjusted EBITDA Includes Final Material Annualization of Return to Campus Expenses

(1) Based on actual FX rates for April, and spot FX rates (local currency per US dollar) of MXN 18.15 & PEN 3.78 for May through June 2023. FX impact may change based on fluctuations in currency rates in future periods. Amounts presented in whole numbers may be rounded.

Note: An outlook for Q2 2023 net income and reconciliation of the forward-looking Q2 2023 Adjusted EBITDA outlook to projected net income is not being provided as the company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such outlook and reconciliation. Due to this uncertainty, the company cannot reconcile Adjusted EBITDA to projected net income without unreasonable effort.

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26© 2023 Laureate Education, Inc. • Large intake cycles at end of Q1 (Peru) and end of Q3 (Mexico) drive seasonality of earnings • Q2 and Q4 are typically Laureate’s strongest earnings quarters Revenue Seasonality Adjusted EBITDA Seasonality New Enrollments Seasonality Reported FCF Intra-Year Seasonality Trends Factors Affecting Seasonality  Main intake cycles: – Q1 - Peru – Q3 - Mexico  Academic calendar  FX trends 17% 31% 23% 29% 19% 30% 24% 28% 18% 30% 25% 27% 17% 31% 24% 28% Q1 Q2 Q3 Q4 2019 2020 2021 2022 (11%) 47% 15% 49% (14%) 46% 24% 44% 4% 42% 30% 24% 8% 43% 21% 28% Q1 Q2 Q3 Q4 2019 2020 2021 2022 39% 9% 51% 1% 28% 22% 48% 2% 38% 10% 49% 2% 37% 11% 50% 3% 0% 10% 20% 30% 40% 50% 60% Q1 Q2 Q3 Q4 2019 2020 2021 2022

27© 2023 Laureate Education, Inc. Financial Results & Tables

28© 2023 Laureate Education, Inc. Financial Tables Note: Dollars in millions, and may not sum to total due to rounding Consolidated Statements of Operations For the three months ended March 31, IN MILLIONS 2023 2022 Change Revenues $ 251.3 $ 209.6 $ 41.7 Costs and expenses: Direct costs 225.3 182.9 42.4 General and administrative expenses 10.3 17.5 (7.2) Loss on impairment of assets — 0.1 (0.1) Operating income 15.6 9.0 6.6 Interest income 2.2 2.0 0.2 Interest expense (6.0) (3.7) (2.3) Other income (expense), net 0.3 (1.2) 1.5 Foreign currency exchange loss, net (29.0) (3.6) (25.4) Gain on disposal of subsidiaries, net 0.3 — 0.3 (Loss) income from continuing operations before income taxes and equity in net income of affiliates (16.6) 2.4 (19.0) Income tax expense (10.2) (48.0) 37.8 Equity in net income of affiliates, net of tax — 0.1 (0.1) Loss from continuing operations (26.7) (45.4) 18.7 Income from discontinued operations, net of tax — 0.7 (0.7) Net loss (26.8) (44.7) 17.9 Net loss attributable to noncontrolling interests 0.2 0.5 (0.3) Net loss attributable to Laureate Education, Inc. $ (26.6) $ (44.2) $ 17.6 Basic and diluted earnings (loss) per share: Basic and diluted weighted average shares outstanding 157.2 178.0 (20.8) Basic and diluted loss per share $ (0.17) $ (0.25) $ 0.08

Financial Tables

Revenue and Adjusted EBITDA by segment: Quarter

IN MILLIONS

For the three months ended March 31,	2023	2022	% Change: Reported	% Change: Organic Constant Currency(1)	$ Variance Components: Total	$ Variance Components: Organic Constant Currency	$ Variance Components: Other	$ Variance Components: Acq/Div.	$ Variance Components: FX
Revenues									
Mexico	$ 182.0	$ 142.5	28%	16%	$ 39.5	$ 22.2	$ —	$ —	$ 17.3
Peru	69.2	65.4	6%	6%	3.8	4.2	—	—	(0.4)
Corporate & Eliminations	0.1	1.6	(94)%	(94)%	(1.5)	(1.5)	—	—	—
Total Revenues	$ 251.3	$ 209.6	20%	12%	$ 41.7	$ 24.8	$ —	$ —	$ 16.9
Adjusted EBITDA									
Mexico	$ 48.9	$ 37.0	32%	17%	$ 11.9	$ 6.2	$ 0.1	$ —	$ 5.6
Peru	(6.5)	3.8	nm	nm	(10.3)	(10.1)	—	—	(0.2)
Corporate & Eliminations	(9.0)	(13.6)	34%	34%	4.6	4.6	—	—	—
Total Adjusted EBITDA	$ 33.5	$ 27.2	23%	3%	$ 6.3	$ 0.8	$ 0.1	$ —	$ 5.4

nm - percentage changes not meaningful

(1) Organic Constant Currency results exclude the period-over-period impact from currency fluctuations, acquisitions and divestitures, and other items. Other items include the impact of acquisition-related contingent liabilities for taxes other-than-income tax, net of changes in recorded indemnification assets. Organic Constant Currency is calculated using the change from prior-period average foreign exchange rates to current-period average foreign exchange rates, as applied to local-currency operating results for the current period. The "Organic Constant Currency" percentage changes are calculated by dividing the Organic Constant Currency amounts by the 2022 Revenues and Adjusted EBITDA amounts, excluding the impact of the divestitures.

Note: Dollars in millions, and may not sum to total due to rounding

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30© 2023 Laureate Education, Inc. Financial Tables Consolidated Balance Sheets Note: Dollars in millions, and may not sum to total due to rounding IN MILLIONS March 31, 2023 December 31, 2022 Change Assets Cash and cash equivalents $ 130.6 $ 85.2 $ 45.4 Receivables (current), net 74.9 80.7 (5.8) Other current assets 73.9 60.3 13.6 Property and equipment, net 538.8 523.4 15.4 Operating lease right-of-use assets, net 397.3 389.6 7.7 Goodwill and other intangible assets 777.9 735.1 42.8 Deferred income taxes 55.6 51.9 3.7 Other long-term assets 46.5 46.0 0.5 Total assets $ 2,095.5 $ 1,972.2 $ 123.3 Liabilities and stockholders' equity Accounts payable and accrued expenses $ 164.3 $ 178.6 $ (14.3) Deferred revenue and student deposits 114.8 51.3 63.5 Total operating leases, including current portion 427.9 415.9 12.0 Total long-term debt, including current portion 264.5 232.1 32.4 Other liabilities 301.6 318.6 (17.0) Total liabilities 1,273.1 1,196.5 76.6 Redeemable noncontrolling interests and equity 1.4 1.4 — Total stockholders' equity 820.9 774.4 46.5 Total liabilities and stockholders' equity $ 2,095.5 $ 1,972.2 $ 123.3

31© 2023 Laureate Education, Inc. Financial Tables Consolidated Statements of Cash Flows Note: Dollars in millions, and may not sum to total due to rounding For the three months ended March 31, IN MILLIONS 2023 2022 Change Cash flows from operating activities Net loss $ (26.8) $ (44.7) $ 17.9 Depreciation and amortization 16.7 14.4 2.3 Loss (gain) on sales and disposal of subsidiaries and property and equipment, net 1.5 (0.7) 2.2 Deferred income taxes (0.6) 4.4 (5.0) Unrealized foreign currency exchange loss (gain) 28.9 (0.8) 29.7 Income tax receivable/payable, net (32.7) 27.0 (59.7) Working capital, excluding tax accounts 24.2 44.3 (20.1) Other non-cash adjustments 15.1 10.0 5.1 Net cash provided by operating activities 26.5 53.9 (27.4) Cash flows from investing activities Purchase of property and equipment (5.8) (1.2) (4.6) Receipts from sales of discontinued operations and property and equipment 0.3 9.2 (8.9) Net cash (used in) provided by investing activities (5.6) 7.9 (13.5) Cash flows from financing activities Increase (decrease) in long-term debt, net 22.8 (9.2) 32.0 Proceeds from exercise of stock options 1.4 11.5 (10.1) Payments to repurchase common stock — (102.2) 102.2 Financing other, net (3.1) (4.3) 1.2 Net cash provided by (used in) financing activities 21.1 (104.1) 125.2 Effects of exchange rate changes on Cash and cash equivalents and Restricted cash 3.5 11.2 (7.7) Net change in Cash and cash equivalents and Restricted cash 45.5 (31.1) 76.6 Cash and cash equivalents and Restricted cash at beginning of period 93.8 345.6 (251.8) Cash and cash equivalents and Restricted cash at end of period $ 139.3 $ 314.4 $ (175.1)

32© 2023 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliation (1 of 2) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles income (loss) from continuing operations to Adjusted EBITDA and Adjusted EBITDA margin: For the three months ended March 31, IN MILLIONS 2023 2022 Change Loss from continuing operations $ (26.7) $ (45.4) $ 18.7 Plus: Equity in net income of affiliates, net of tax — (0.1) 0.1 Income tax expense 10.2 48.0 (37.8) (Loss) income from continuing operations before income taxes and equity in net income of affiliates (16.6) 2.4 (19.0) Plus: Gain on disposal of subsidiaries, net (0.3) — (0.3) Foreign currency exchange loss, net 29.0 3.6 25.4 Other (income) expense, net (0.3) 1.2 (1.5) Interest expense 6.0 3.7 2.3 Interest income (2.2) (2.0) (0.2) Operating income 15.6 9.0 6.6 Plus: Depreciation and amortization 16.7 14.4 2.3 EBITDA 32.3 23.4 8.9 Plus: Share-based compensation expense (2) 1.1 2.8 (1.7) Loss on impairment of assets (3) — 0.1 (0.1) EiP implementation expenses (4) — 0.9 (0.9) Adjusted EBITDA $ 33.5 $ 27.2 $ 6.3 Revenues $ 251.3 $ 209.6 $ 41.7 Loss from continuing operations margin (10.6)% (21.7)% 1,104 bps Adjusted EBITDA margin 13.3% 13.0% 35 bps (2) Represents non-cash, share-based compensation expense pursuant to the provisions of ASC Topic 718. (3) Represents non-cash charges related to impairments of long-lived assets. (4) Excellence-in-Process (EiP) implementation expenses were related to our enterprise-wide initiative to optimize and standardize Laureate’s processes, creating vertical integration of procurement, information technology, finance, accounting and human resources. It included the establishment of regional shared services organizations (SSOs), as well as improvements to the Company's system of internal controls over financial reporting. The EiP initiative also included other back- and mid-office areas, as well as certain student-facing activities, expenses associated with streamlining the organizational structure, an enterprise-wide program aimed at revenue growth, and certain non-recurring costs that were incurred in connection with previous dispositions and completed dispositions. The EiP initiative was completed as of December 31, 2021, except for certain EiP expenses related to the run out of programs that began in prior periods.

33© 2023 Laureate Education, Inc. Financial Tables Non-GAAP Reconciliation (2 of 2) Note: Dollars in millions, and may not sum to total due to rounding The following table reconciles operating cash flow to Free Cash Flow for the three months ended March 31, 2023 and 2022: IN MILLIONS 2023 2022 Change Net cash provided by operating activities $ 26.5 $ 53.9 $ (27.4) Capital expenditures: Purchase of property and equipment (5.8) (1.2) (4.6) Free Cash Flow $ 20.7 $ 52.7 $ (32.0)

34© 2023 Laureate Education, Inc.